27. BREAKDOWN OF TRANSACTIONS WITH NON-CONTROLLING INTERESTS (Tables)	12 Months Ended
Dec. 31, 2017
Breakdown Of Transactions With Non-controlling Interests Tables
Transactions with non-controlling interests

IN MILLIONS OF USD	2017	2016
HG Midway JV	2.2	–
WDFG Partners Duty Free LLC	1.4	–
HG Tucson Retailers JV	1.4	–
Dufry MSP Retailers JV	1.1	0.2
Increase in share capital of other subsidiaries	4.9	5.3
Total	11.0	5.5